PROSPECTUS                          WILSHIRE                       MARCH 1, 1999

             AMERICAN AADVANTAGE MONEY MARKET FUND-PLANAHEAD CLASS

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
TABLE OF CONTENTS                      PAGE
About the Funds
  Overview...........................    1
  Money Market Fund..................    2
  The Manager........................    5
  Valuation of Shares................    5
About Your Investment
  Purchase and Redemption of
     Shares..........................    6
  Distributions and Taxes............    9
Additional Information
  Distribution of Fund Shares........   10
  Master-Feeder Structure............   10
  Year 2000..........................   11
  Financial Highlights...............   12
  Additional Information.........Back Cover

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ABOUT THE FUNDS

                                    OVERVIEW

--------------------------------------------------------------------------------

     The American AAdvantage Money Market Fund (the "Fund") is managed by AMR Investment Services, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation.

     The Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Investment Services Trust ("AMR Trust") that has a similar name and identical investment objective. Throughout this Prospectus, statements regarding investments by the Fund refer to investments made by its corresponding Portfolio. For easier reading, the term "Fund" is used throughout the Prospectus to refer to either the Fund or its Portfolio, unless stated otherwise. See "Master-Feeder Structure."

THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT THE INFORMATION IN THIS PROSPECTUS OR ANY OTHER MUTUAL FUND'S PROSPECTUS IS ACCURATE OR COMPLETE, NOR DOES IT JUDGE THE INVESTMENT MERIT OF THIS FUND. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

                              AMERICAN AADVANTAGE
                               MONEY MARKET FUND

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INVESTMENT OBJECTIVE -- Current income, liquidity and the maintenance of a stable price of $1.00 per share.

PRINCIPAL STRATEGIES -- The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar-denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

     The Fund will only buy securities with the following credit qualities:

     - rated in the highest short-term categories by two rating organizations, such as "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc.,

     - rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or

     - unrated securities that are determined to be of equivalent quality by the Manager.

     The Fund invests more than 25% of its total assets in obligations issued by the banking industry. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

     Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

RISK FACTORS --

     - The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

     - Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     - As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Your investment in the Fund is not insured or guaranteed by the U.S. Government or any financial or government institution.

INVESTOR PROFILE -- This Fund may be suitable for investors who:

     - seek the preservation of capital and to avoid fluctuations in principal

     - desire regular, monthly income from a highly liquid investment

     - require a short-term vehicle for cash when making long-term investment decisions

     - seek a rate of return that is potentially higher than certificates of deposit or savings accounts

HISTORICAL PERFORMANCE -- The bar chart below provides an indication of risk by showing how the Fund's performance has varied from year to year. The PlanAhead Class of the Fund began offering its shares on August 1, 1994. However, another class of shares of the Fund not offered in this prospectus began offering its shares on September 1, 1987. In the chart and table below, performance results before August 1, 1994 are for the older class. Because the other class had lower expenses, its performance was better than the PlanAhead Class of the Fund would have realized in the same period. Past performance is not necessarily indicative of how the Fund will perform in the future. Investors may call 1-800-388-3344 to obtain the Fund's current seven-day yield.

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

                                   [GRAPH]

             1989 .......................................   9.47%
             1990 .......................................   8.40%
             1991 .......................................   6.77%
             1992 .......................................   4.02%
             1993 .......................................   3.28%
             1994 .......................................   4.02%
             1995 .......................................   5.70%
             1996 .......................................   5.15%
             1997 .......................................   5.32%
             1998 .......................................   5.24%

Highest Quarterly Return:                    2.45%
  (1/1/89 through 12/31/98)            (2nd Quarter 1989)
Lowest Quarterly Return:                     0.80%
  (1/1/89 through 12/31/98)         (2nd & 4th Quarter 1993,
                                       1st Quarter 1994)

                                                              MONEY
                                                              MARKET
AVERAGE ANNUAL TOTAL RETURN                                    FUND
(as of 12/31/98)                                              ------
     1 Year.................................................   5.24%
     5 Years................................................   5.08%
     10 Years...............................................   5.72%

FEES AND EXPENSES -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.(1)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
     Management Fees........................................   0.10%
     Distribution (12b-1) Fees..............................   0.00
     Other Expenses.........................................   0.43
                                                               ====
     Total Annual Fund Operating Expenses...................   0.53%

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(1) The expense table and the Example below reflect the expenses of both the
    Fund and its corresponding Portfolio.

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year......................................................  $ 54
3 Years.....................................................  $170
5 Years.....................................................  $296
10 Years....................................................  $665

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 4

                                  THE MANAGER

--------------------------------------------------------------------------------

     The Fund has retained AMR Investment Services, Inc. to serve as its Manager. The Manager, located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 1998, the Manager had approximately $20.4 billion of assets under management, including approximately $7.2 billion under active management and $13.2 billion as named fiduciary or financial adviser. Of the total, approximately $14.5 billion of assets are related to AMR Corporation.

     The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager develops the investment programs for the Fund and serves as the sole investment adviser to the Fund. As compensation for providing management services, the Fund pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of the net assets of the Fund.

                              VALUATION OF SHARES

--------------------------------------------------------------------------------

     The price of the Fund's shares is based on its net asset value ("NAV") per share. The Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding. Securities held by the Fund are valued in accordance with the amortized cost method, which is designed to enable the Fund to maintain a stable NAV of $1.00 per share. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

     The NAV of PlanAhead Class shares will be determined based on a pro rata allocation of the Portfolio's investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined as of the close of the New York Stock Exchange ("Exchange"), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. In addition, the Fund is not open and no NAV is calculated on Columbus Day and Veteran's Day.

ABOUT YOUR INVESTMENT

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

ELIGIBILITY -- PlanAhead Class shares are offered to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts and self-employed individual retirement plans.

PURCHASE POLICIES -- No sales charges are assessed on the purchase or sale of Fund shares. Shares of the Fund are offered and purchase orders accepted until 4:00 p.m. Eastern Time (or if earlier, the close of the Exchange) on each day on which the Exchange is open for trading. In addition, shares of the Fund are not offered and orders are not accepted on Columbus Day and Veteran's Day. If a purchase order is received in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the deadline, the purchase price will be the NAV of the following day that the Fund is open for business. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept "starter" checks or third party checks.

OPENING AN ACCOUNT -- A completed, signed application is required to open an account. You may request an application form by calling (888) 200-6796.

     Complete the application, sign it and:

                                    Mail to:
                       First Data Investor Services Group
                                 P.O. Box 60488
                         King of Prussia, PA 19406-0488

HOW TO PURCHASE SHARES

TO MAKE AN INITIAL PURCHASE                     TO ADD TO AN EXISTING ACCOUNT
By Check
- Make check payable to First Data Investor     - Make check payable to First Data Investor
  Services Group.                                 Services Group.
- Include the Fund name on the check.           - Include the detachable form from your
- Mail check ($2,500 minimum or $2,000 for        account statement or a letter with the
  IRAs) to:                                       account name and number.
                                                - Mail check ($50 minimum) to:
First Data Investor Services Group
P.O. Box 60488                                  First Data Investor Services Group
King of Prussia, PA 19406-0488                  P.O. Box 60488
                                                King of Prussia, PA 19406-0488
By Wire
Call (888) 200-6796 to purchase shares by       Call (888) 200-6796 to purchase shares by
wire. Send a bank wire ($2,500 minimum or       wire. Send a bank wire ($500 minimum) to
$2,000 for IRAs) to Boston Safe Deposit and     Boston Safe Deposit and Trust Company with
Trust Company with these instructions:          these instructions:
- Attn: American AAdvantage Money Market        - Attn: American AAdvantage Money Market
  Fund-PlanAhead Class                            Fund-PlanAhead Class
- Specify your account number and               - Specify your account number and
  registration.                                   registration.
- Specify that the wire is for a new
account.
By Exchange
You may buy shares of the Fund by exchanging
shares from another Wilshire Fund if you
have owned shares of the other fund for at
least 15 days and if the other fund has the
same registration. Send a written request to
the address above or call (888) 200-6796.
By Accumulation Plan
- Fill in required information on the           Funds will be transferred automatically from
  account application, including amount         your bank account via Automated Clearing
  ($100 minimum).                               House ("ACH") on the 1st or 15th day of each
- Attach a voided check to the account          month, depending upon which period you
  application.                                  specify.

REDEMPTION POLICIES -- Shares of the Fund may be redeemed by telephone, by pre-authorized automatic redemption or mail on any day the Fund is open for business. The redemption price will be the NAV next determined after a redemption order is received in good order. For assistance with completing a redemption request, please call (888) 200-6796.

     Proceeds from a redemption order for the Fund will be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or through the Accumulation Plan may be delayed until the funds have cleared, which may take up to 15 days.

     The Fund reserves the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

     Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund's corresponding Portfolio. Unpaid dividends credited to an account up to the date of redemption of all shares of the Fund generally will be paid at the time of redemption.

HOW TO REDEEM SHARES

METHOD                                          ADDITIONAL INSTRUCTIONS
By Telephone
Call (888) 200-6796 to request a redemption.    - Telephone redemption orders are limited to
                                                  $150,000 per day.
                                                - Proceeds will only be mailed to the
                                                account address of record or transmitted by
                                                  wire to a commercial bank designated on
                                                  the account application form.
By Mail
Write a letter of instruction including         A signature guarantee is required for all
  - the Fund name                               redemption orders. You may acquire a
  - shareholder's name and account number       signature guarantee at a domestic bank,
  - shares or dollar amount to be redeemed      broker, dealer, or credit union. Call (888)
  - authorized signature(s) of all persons      200-6796 for instructions and further
    required to sign for the account            assistance.
  Mail to:
  First Data Investor Services Group
  P.O. Box 60488
  King of Prussia, PA 19406-0488
By Pre-Authorized Automatic Redemption
Fill in required information on the account     Proceeds will be transferred automatically
application, including amount ($100 minimum)    from your Fund account to your bank account
                                                via ACH on the 1st or 15th day of each
                                                month.
By Exchange
Send a written request to the address above     - You may sell shares of a Fund in exchange
or call (888) 200-6796 to exchange shares.      for shares of the PlanAhead Class of another
                                                  American AAdvantage Fund if you have owned
                                                  shares of the Fund for at least 15 days.
                                                - The minimum amount for each exchange is
                                                $50.

RETIREMENT ACCOUNTS -- Individual retirement accounts ("IRAs") are eligible investors in the Fund. A special retirement account application is required in order to open this type of account. Each shareholder is charged an administrative fee of $20.00 per year for each retirement account. To receive a retirement account application, or if you have any questions about establishing this type of account, please call (888) 200-6796.

GENERAL POLICIES -- If a shareholder's account balance in the Fund falls below $2,500 ($2,000 for IRAs), the shareholder may be asked to increase the balance. If the account balance remains below $2,500 after 60 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. The Manager reserves the right to charge an annual account fee (to offset the costs of servicing accounts with low balances) if an account balance falls below certain asset levels.

     The following policies apply to instructions you may provide to the Fund by telephone:

     - The Fund, its officers, trustees, directors, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

     - The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

     - Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

     The Fund reserves the right to:

     - reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares

     - modify or terminate the exchange privilege at any time

     - limit the number of exchanges between Funds an investor may exercise

     - seek reimbursement from you for any related loss incurred if your payment for the purchase of Fund shares by check does not clear your bank

     Third parties, such as banks, broker-dealers and 401(k) plan providers who offer Fund shares, may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

                            DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

     The Fund distributes most or all of its net earnings in the form of dividends from net investment income and distributions of realized net capital gains that are paid to shareholders monthly, on the first business day of the following month. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Usually, dividends and distributions of net realized gains are taxable events.

     This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax adviser regarding specific questions as to the effect of federal, state or local income taxes on an investment in the Fund.

ADDITIONAL INFORMATION

                          DISTRIBUTION OF FUND SHARES

--------------------------------------------------------------------------------

     The Fund does not incur any direct distribution expenses related to PlanAhead Class shares. However, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares.

                            MASTER-FEEDER STRUCTURE

--------------------------------------------------------------------------------

     The Fund operates under a master-feeder structure. This means that the Fund is a "feeder" fund that invests all of its investable assets in a "master" fund with the same investment objective. The "master" fund purchases securities for investment. The master-feeder structure works as follows:

                         [MASTER-FEEDER STRUCTURE GRAPH]

                               (graphic follows)

     The Fund can withdraw its investment in its corresponding Portfolio at any time if the Board determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund's assets will be invested according to the investment policies and restrictions described in this Prospectus.

                                   YEAR 2000

--------------------------------------------------------------------------------

     The Fund could be affected adversely if the computer systems used by the Manager, the Fund's other service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000 and beyond. Due to the Fund's reliance on various service providers to perform essential functions, the Fund could have difficulty calculating its NAV, processing orders for share redemptions and delivering account statements and other information to shareholders. The Manager has taken steps that it believes are reasonably designed to address the potential failure of computer systems used by the Manager and the Fund's service providers to address the Year 2000 issue. There can be no assurance that the steps taken by the Manager will be sufficient to avoid any adverse impact.

     In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Manager takes into consideration. The Manager will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S. may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. If the value of the Fund's investment is adversely affected by a Year 2000 problem, the NAV of the Fund may be affected as well.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's highlights were audited by Ernst & Young LLP, independent auditors. More financial information about the Fund is found in its Annual Report, which you may obtain upon request.

                                                 MONEY MARKET FUND-PLANAHEAD CLASS
                                    ------------------------------------------------------------
                                                YEAR ENDED OCTOBER 31,               AUGUST 1 TO
FOR A SHARE OUTSTANDING             ----------------------------------------------   OCTOBER 31,
THROUGHOUT THE PERIOD:                1998         1997         1996        1995       1994(A)
-----------------------             --------     --------     --------     -------   -----------
Net asset value, beginning of
  period..........................  $   1.00     $   1.00     $   1.00     $  1.00     $ 1.00
                                    --------     --------     --------     -------     ------
Net investment income.............      0.05(B)      0.05(B)      0.05(B)     0.05       0.01
Less dividends from net investment
  income..........................     (0.05)       (0.05)       (0.05)      (0.05)     (0.01)
                                    --------     --------     --------     -------     ------
Net asset value, end of period....  $   1.00     $   1.00     $   1.00     $  1.00     $ 1.00
                                    ========     ========     ========     =======     ======
Total return (annualized).........      5.31%        5.28%        5.21%       5.60%      3.73%(C)
                                    ========     ========     ========     =======     ======
Ratios and supplemental data:
  Net assets, end of period (in
     thousands)...................  $288,759     $189,189     $106,890     $41,989     $   25
  Ratios to average net assets
     (annualized)
     Expenses.....................      0.53%(B)     0.54%(B)     0.58%(B)    0.55%      0.70%
     Net investment income........      5.18%(B)     5.17%(B)     5.06%(B)    5.56%      4.42%
------------------------------------------------------------------------------------------------

(A) The Money Market Fund-PlanAhead Class commenced active operations on August 1, 1994.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.

(C) The total return reflects the Institutional Class return from November 1, 1993 through July 31, 1994 and the PlanAhead Class return for the remainder of the period. Due to the different expense structures between the classes, the total return would vary from the result shown had the PlanAhead Class been in operation for the entire year.

American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class is a registered service mark, and American AAdvantage Money Market Fund is a service mark of AMR Investment Services, Inc.
 12

                                  -- NOTES --

                                  -- NOTES --

                                  -- NOTES --

                             ADDITIONAL INFORMATION

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling (800) 388-3344.

                        ANNUAL REPORT/SEMI-ANNUAL REPORT

The Fund's Annual and Semi-Annual Reports list the Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's independent auditors is included in the Annual Report.

                      STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the American AAdvantage Funds or to request a copy of the documents listed above:

                                 BY TELEPHONE:
                              Call (800) 388-3344

                                    BY MAIL:
                           American AAdvantage Funds
                            P.O. Box 619003, MD5645
                           DFW Airport, TX 75261-9003

                                   BY E-MAIL:
                      american_aadvantagefunds@amrcorp.com

                                ON THE INTERNET:
                      Visit our website at www.aafunds.com
                      Visit the SEC website at www.sec.gov

Copies of these documents also may be obtained from the SEC Public Reference Room in Washington, D.C. The Public Reference Room can be reached at (800) 732-0330 or by mailing a request, including a duplicat- ing fee to: SEC's Public Reference Section, 450 5th Street NW, Washington, D.C. 20549-6009.

                            SEC File Number 811-4984


                                [WILSHIRE LOGO]


                              American Aadvantage
                             Money Market Fund (sm)
                             --PlanAhead Class(R)--

                                   PROSPECTUS